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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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TICC Capital Corp.
(Name of Registrant as Specified In Its Charter)

NexPoint Advisors, L.P.
Dr. Bob Froehlich
John Honis
Timothy K. Hui
Ethan Powell
William M. Swenson
Bryan A. Ward
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NEXPOINT ADVISORS, L.P.
300 Crescent Court, Suite 700
Dallas, Texas 75201

September [●], 2015

Dear Fellow Stockholder:

IMPORTANT: PLEASE READ THESE MATERIALS

NexPoint Advisors, L.P. (“NexPoint”) is a fellow stockholder of TICC Capital Corp. (the “Company”) and we are writing to you regarding the Company’s special meeting of stockholders scheduled to be held on October 27, 2015, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Company (the “Special Meeting”). We urge you to read the attached materials, INCLUDING THE QUESTIONS AND ANSWERS BEGINNING ON PAGE 3, because we believe that the current board of directors of the Company (the “Board”) has failed to act in your best interests. AS A RESULT, TO PROTECT YOUR INTERESTS AND YOUR INVESTMENT IN THE COMPANY, WE URGE YOU TO:

1.	Vote AGAINST the Company’s proposed new investment advisory agreement between the Company and TICC Management, LLC;

2.	Vote FOR a competing slate of six (6) director nominees, nominated by NexPoint and named in the attached proxy statement and proxy card, to serve on the Board for the terms specified in the attached proxy statement; and

3.	Vote AGAINST the Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval (please refer to the section entitled “QUORUM; ADJOURNMENT” in the attached proxy statement for further information on adjournments).

To assist you with your decision, we have provided a set of questions and answers beginning on page 3 of the attached proxy statement (the “Q&A”). NexPoint urges you to carefully consider the Q&A together with the other information contained in the attached proxy statement and then support its efforts by voting your shares today by signing, dating and returning the enclosed BLUE proxy card in the postage paid envelope provided. The attached proxy statement and BLUE proxy card are first being furnished to the stockholders on or about September [●], 2015.

If you were a stockholder of the Company as of August 31, 2015 (the “Record Date”), you have the power to vote against the Board’s actions, as the new investment advisory agreement cannot proceed without stockholder approval. If you have already sent a proxy card furnished by the Company’s management to the Company, we urge you to revoke it and change your vote by signing, dating and returning today the enclosed BLUE proxy card in the postage paid envelope provided. Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact D.F. King & Co., Inc., who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

NexPoint Advisors L.P.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.

48 Wall Street

New York, NY  10005

Stockholders Call Toll−Free at: 866-416-0556

Banks and Brokers Call Collect at: 212-269-5550

Email: TICC@dfking.com

You may also contact NexPoint via email at TICCProxy@NexPointAdvisors.com.

SPECIAL MEETING OF STOCKHOLDERS OF

TICC CAPITAL CORP.

PROXY STATEMENT OF

NEXPOINT ADVISORS, L.P.

PRELIMINARY COPY—SUBJECT TO COMPLETION

If your Shares (as defined below) are registered in your own name, please vote your Shares today by signing, dating and returning the BLUE proxy card in the postage paid envelope provided. If your Shares are held in by a brokerage firm or bank, please vote your Shares today as described on the enclosed BLUE voting form provided by your broker or bank.

NexPoint Advisors, L.P., a Delaware limited partnership (“NexPoint” or “we”) is one of the stockholders of TICC Capital Corp. (the “Company”). We are writing to you because we believe that, for the reasons described herein, the Company’s current board of directors (the “Board”) has failed to act in your best interest. As a result, to protect your interests and your investment in the Company, we urge you to elect new directors for the Company and to defeat the Board’s proposals for stockholder action at the upcoming special meeting of stockholders scheduled to be held on October 27, 2015, at 10:00 a.m., Eastern time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Company (the “Special Meeting”). This proxy statement (the “Proxy Statement”) and the enclosed BLUE proxy card are first being furnished to stockholders on or about September [●], 2015.

This Proxy Statement and the enclosed BLUE proxy card are being furnished to stockholders of the Company by NexPoint in connection with the solicitation of proxies from the Company’s stockholders for the following proposals:

1.	To vote AGAINST the Company’s proposed new investment advisory agreement between the Company and TICC Management, LLC (“TICC Management”), the Company’s current investment adviser;

2.	To vote FOR a competing slate of six (6) director nominees, nominated by NexPoint and named in this Proxy Statement and in the proxy card, to serve on the Board for the terms specified in this Proxy Statement; and

3.	To vote AGAINST the Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval (please refer to the section entitled “QUORUM; ADJOURNMENT” in this Proxy Statement for further information on adjournments).

The Company has set the close of business on August 31, 2015 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Special Meeting. The mailing address of the principal executive offices of the Company is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting.

According to the Company, as of the Record Date there were 59,987,986 shares (“Shares”) of common stock, $0.01 par value, (the “Common Stock”) outstanding. Holders of the Common Stock are entitled to one vote per Share. As of the Record Date, NexPoint was the beneficial owner of 100 Shares, and the other participants in this solicitation did not beneficially own any Shares.1 NexPoint intends to vote such Shares against the proposed advisory agreement with TICC Management, for the election of the slate of director nominees nominated by NexPoint and against the Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval.

THIS SOLICITATION IS BEING MADE BY NEXPOINT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF THE COMPANY. NEXPOINT IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING EXCEPT AS DISCUSSED HEREIN OR IN THE COMPANY’S PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH NEXPOINT IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY GIVEN A PROXY TO THE COMPANY’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE APPROVAL OF THE NEW TICC MANAGEMENT ADVISORY AGREEMENT AND IN FAVOR OF NEXPOINT’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED (I) by delivering a later−dated proxy, or by delivering a written notice of revocation at any time prior to 12:00 a.m. Eastern Time, on October 27, 2015 TO NEXPOINT, C/O D.F. King & CO., INC. (“D.F. King”), 48 Wall STREET, NEW YORK, NY 10005, WHICH IS ASSISTING IN THIS SOLICITATION OR TO TICC CAPITAL CORP., C/O COMPUTERSHARE, 250 ROYALL STREET, CANTON, MA 02021, TELEPHONE: 1-800-652-8683, WEBSITE: WWW.ENVISIONREPORTS.COM/TICC (WITH A COPY TO D.F. KING), OR (II) BY VOTING IN PERSON AT THE SPECIAL MEETING.

1 As discussed in this Proxy Statement, if NexPoint is appointed as the Company’s investment adviser, it intends to make an investment of at least $20 million in the Company’s common stock in open market transactions in the first 12 months following appointment. At the closing market price of September 18, 2015 of $6.95 per Share, NexPoint’s $20 million of Shares would represent approximately 2.88 million Shares, or approximately 4.8% of all outstanding Shares.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by the Company’s management to the Company, we urge you to change your vote by signing, dating and returning the enclosed BLUE proxy card or, if your Shares are held by a brokerage firm or bank, by following the instructions in the enclosed BLUE voting form provided by your broker or bank. Only your latest dated proxy card counts!

If your Shares are registered in your own name, you may vote your Shares, by signing, dating and mailing the enclosed BLUE proxy card to NexPoint, c/o D.F. King, in the enclosed postage−paid envelope today.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, you are considered the beneficial owner of the Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your Shares on your behalf without your instructions. Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the BLUE proxy card. In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please follow the instructions on the enclosed BLUE voting form. NexPoint urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to NexPoint, c/o D.F. King, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this Proxy Statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on October 27, 2015.

This Proxy Statement may be viewed online at www.ticcforstockholders.com, together with any additional soliciting materials relating to the Special Meeting issued by NexPoint. Such materials, including this proxy statement, will be available to stockholders at www.ticcforstockholders.com through the conclusion of the Special Meeting.

If you have any questions or need assistance voting your Shares, please call:

D.F. King & Co., Inc.

48 Wall Street

New York, NY  10005

Stockholders Call Toll−Free at: 866-416-0556

Banks and Brokers Call Collect at: 212-269-5550

Email: TICC@dfking.com

You may also contact NexPoint via email at TICCProxy@NexPointAdvisors.com.

REASONS FOR SOLICITATION: Q&A

Why is NexPoint sending me this proxy statement?

The Company has announced that TICC Management, the Company’s current investment adviser, has agreed to be acquired by Benefit Street Partners, LLC (“BSP”). Following this acquisition, TICC Management could not continue as the Company’s investment adviser unless both the Board and the Company’s stockholders approved a new investment advisory contract between the Company and TICC Management (the “New TICC Management Advisory Agreement”). NexPoint believes that the Board has failed to act in your best interests by continuing to support the BSP acquisition and recommending approval of the New TICC Management Advisory Agreement while ignoring NexPoint’s repeated requests to meet with the Board, and refusing to engage NexPoint in any meaningful dialogue regarding the terms of NexPoint’s management proposals, which offer stockholders material benefits that are notably absent from the transaction with BSP. Shockingly, in addition to the Board’s apparent dereliction of duty in refusing to negotiate with NexPoint, the Secretary of the Company apparently attempted to disenfranchise you and your fellow stockholders by refusing to accept NexPoint’s validly delivered nomination of competing directors. Accordingly, NexPoint believes the Company’s stockholders should vote in favor of NexPoint’s nominees to position the Company to implement NexPoint’s superior management proposal and to hold both the Board and Company management accountable for this conduct. NexPoint’s director nominees, if elected, will have a controlling vote with respect to future Board action and NexPoint believes, based on NexPoint’s experience with its director nominees as directors of funds managed by NexPoint and its affiliates (or in the case of Mr. Swenson, his significant experience in the financial services industry), that its nominees are committed to maximizing stockholder value and will determine that implementing NexPoint’s management proposal is in the best interests of the Company and its stockholders. As a result, to protect your interest and maximize the value of your investment in the Company, NexPoint urges you to:

•	Vote AGAINST the New TICC Management Advisory Agreement;

•	Reject the new director nominees proposed by the Board by voting FOR electing NexPoint’s competing slate of director nominees, who will then be able to give proper consideration to NexPoint’s current management proposal to protect your interests; and

•	Vote AGAINST the Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval.

This is very troubling. Can you tell me more about the Board’s conduct?

On August 11, 2015, NexPoint submitted a proposal to the Board to become the Company’s investment adviser in place of TICC Management. NexPoint’s proposal offered the Company and its stockholders significant economic savings compared to the proposed arrangement with TICC Management. Further, NexPoint offered to maintain the Company’s investment strategy, which was the strategy selected by stockholders when they invested in the Company, if desired by the Board, whereas the proposed arrangement with TICC Management contemplated a significant shift in the Company’s strategy. Even though NexPoint expressly stated its interest in discussing the terms of its proposal with the Board, the Board failed to have any discussions with NexPoint on the terms NexPoint was willing to offer. Nonetheless, even though the Board had not even asked, NexPoint unilaterally enhanced its proposal on September 1, 2015, but the Board still refused to engage NexPoint despite NexPoint’s express willingness to consider even further concessions for your benefit. Without even meeting with NexPoint in person or by telephone, or engaging in any dialogue with NexPoint regarding the terms of its proposal, the Board rejected NexPoint’s proposal on September 3, 2015. While the Board used NexPoint’s proposal to extract certain concessions from TICC Management, its failure to enter into any negotiations with NexPoint whatsoever indicates to NexPoint that the Board’s interests are inappropriately aligned with the current adviser and that the Board therefore approved the arrangement with TICC Management (which, according to at least one industry analyst, could generate estimated payments of $60 million to the Company’s current adviser, TICC Management) without fully considering the interests of the Company or its stockholders. Further, before even receiving the approval of stockholders for the New TICC Management Advisory Agreement, the Board has proposed that stockholders should elect as directors two nominees affiliated with BSP as well as four other nominees in order to help facilitate the transaction between TICC Management and BSP.

What is NexPoint’s management proposal and why is it superior?

Under NexPoint’s proposal, NexPoint would serve as the Company’s investment adviser on significantly more favorable terms than those contemplated by the New TICC Management Advisory Agreement, such as:

•	A perpetual 1.25% annual base management fee, representing an estimated $2.6 million, or $26 million over 10 years, of annual savings to stockholders in perpetuity over the New TICC Management Advisory Agreement (based on the Company’s AUM as of June 30, 2015).

•	An additional waiver of the first $20 million of management fees, which was notably absent from the proposal regarding the New TICC Management Advisory Agreement.

•	An investment of at least $20 million in the Company’s common stock in open market transactions in the first 12 months following appointment. At the closing market price of September 18, 2015 of $6.95 per Share, NexPoint’s $20 million of Shares would represent approximately 2.88 million Shares, or approximately 4.8% of all outstanding Shares.

•	Maintaining the current investment strategy of the Company, given this is the strategy selected by the Company’s stockholders. However, NexPoint remains flexible to adjust strategy as independent

Board members or stockholders desire.

•	Implementing a stockholder loyalty program (the “Stockholder Loyalty Program”) to promote loyalty and long-term alignment of interest among the Company’s stockholders. As discussed in more detail below under the section entitled “NEXPOINT STOCKHOLDER LOYALTY PROGRAM”, NexPoint plans to provides an effective 2% gross-up of the contributions of stockholders that buy Shares through the plan administrator and hold such Shares for at least 12 months. NexPoint believes that this program is effective is promoting longer term stockholder loyalty and will help reduce the discount applicable to the Company’s current Share price, since the plan administrator purchases the applicable Shares in open market purchases when the Company’s Shares are trading at a discount.

•	NexPoint’s proposed fee discounts, extensive experience managing the asset classes held by the Company and proposed Stockholder Loyalty Program will help give the Company the ability to bolster its dividend and address discount issues.

Our proposal is superior to the New TICC Management Advisory Agreement because not only will it allow the Company to maintain the investment strategy chosen by stockholders, but it also represents $45-50 million of savings in management fees over the next 10 years compared to the New TICC Management Advisory Agreement; savings that directly benefit you as a stockholder. NexPoint’s director nominees, if elected, will have a controlling vote with respect to future Board action and NexPoint believes that they will determine that implementing NexPoint’s management proposal is in the best interests of the Company and its Stockholders.

Can you tell me more about NexPoint and its qualifications?

NexPoint, together with its affiliates, currently manages approximately $22 billion in net assets and believes that its core competencies are squarely within the Company's investment strategy. NexPoint is affiliated, through common ownership, with Highland Capital Management, L.P. ("Highland"), and shares personnel and other resources with Highland. Highland (together with its affiliates) is one of the world's most experienced alternative credit managers, tested by numerous credit cycles, specializing in credit strategies, such as a broad range of leveraged loans, high yield bonds, direct lending, public and private equities and collateralized loan obligations (“CLOs”). Highland also offers alternative investment-oriented strategies, including asset allocation, long/short equities, real estate and natural resources. If NexPoint is retained by the Company as its investment adviser, the Company will have access to all of Highland's capabilities and expertise.

Over the past two decades, Highland has been a pioneer in developing the loan and CLO markets. In 1996, Highland launched its first CLO, the first non-bank issued asset backed security structure with syndicated bank loans as the underlying asset. Highland is now one of the largest U.S. CLO managers by assets under management and has structured and managed over $32 billion of CLO and other securitizations since 1996. Notably, approximately 60% of Highland’s $22 billion of assets under management are in CLO strategies.

Highland and its affiliates employ a rigorous top-down and bottom-up investment process and have a large, experienced investment team including 50 investment professionals and approximately 185 employees in Dallas, New York, Seoul, Singapore and Sao Paulo. Highland maintains a 15 person credit research team that covers 20-30 credits per analyst. This low ratio of credits per analysts allows for more rigorous credit review, detailed modeling, credit agreement review and active dialogue with both management teams and rating agencies. In addition, Highland has a substantial network of contacts within the broader market and extensive experience across the debt and equity markets, both public and private.

Highland launched its first alternative investment 1940 Act platform in 2000 and in 2004 entered the mutual fund business. Today, Highland manages an extensive suite of over 18 registered 1940 Act funds comprising approximately $6 billion of aggregate assets under management.

Are there any alternative proposals on which I can vote?

No. The only proposals on which you can vote are those set forth in this Proxy Statement and in the Company’s proxy statement.

But I thought there was also an acquisition proposal from TPG Specialty Lending, Inc. (“TSLX”) for consideration at this meeting?

No, TSLX submitted only a preliminary, non-binding offer. In their September 10, 2015 letter to the Board setting forth TSLX’s proposal, TSLX explicitly states that the letter “does not constitute or create any commitment, undertaking or other binding obligation” and is “based solely on publicly available information.” In plain English, TSLX has made a preliminary, non-binding offer based on limited diligence of the Company, presented no path forward on how it would implement its preliminary, non-binding offer and has failed to present a proposal for approval at the Special Meeting. Moreover, TSLX itself lacks the votes required to present a stockholder proposal at any subsequent stockholder meeting. On the other hand, to allow the Company to start implementing NexPoint’s proposals and fee concessions, all stockholders need to do is elect NexPoint’s nominees.

Should I hold out and hope that the Board will approve the TSLX acquisition proposal at some later date?

TSLX has made only a preliminary, non-binding offer and the Board has provided no indication they are willing to pursue the TSLX proposal. Furthermore, even assuming the TSLX proposal was an available alternative, NexPoint strongly believes its proposal is superior for the following reasons:

•	Only NexPoint’s proposal significantly reduces fees. Under both the BSP and the TSLX proposals, stockholders would bear approximately $45-50 million of aggregate additional management fees over the next ten years beyond those under the NexPoint proposal (based on the Company’s AUM as of June 30, 2015). This $45-50 million of savings directly benefits stockholders.

•	TSLX’s takeover proposal imposes an additional fee burden for stockholders. Under TSLX’s incentive fee and administrative fee structure, stockholders would bear an additional approximately $10-14 million of incentive and administrative fees over the next 10 years beyond those under NexPoint’s proposal (estimated based on a 9%-20% annual return and existing annual administrative expense reimbursements as a percentage of assets under management).2 This $10-14 million of savings directly benefits stockholders.

•	TSLX’s takeover proposal will destroy the Company’s dividend yield. The Company currently maintains a 17% dividend yield compared to the 9% dividend yield of TSLX (based on current market prices). Further, NexPoint’s proposed fee discounts and extensive experience managing the asset classes held by the Company will help give the Company the ability to pay a superior dividend than the TSLX proposal.

•	The share price discount would likely continue under the TSLX takeover proposal. TSLX is offering an all-stock deal. As a result, the discount reflected in the Company’s share price would likely carry over to trading in TSLX shares (in absolute dollar terms) should such a transaction be consummated.

•	TSLX’s takeover price is inadequate. TSLX’s takeover offer price represents an approximately 13% discount to the net value of the Company’s assets (based on the Company’s June 30, 2015 financial statements).

•	NexPoint is better positioned to manage the Company’s portfolio. TSLX focuses on lending to middle-market companies. This covers only a portion of the Company’s strategy and portfolio, which includes investments in corporate debt securities, syndicated loans, structured finance investments, including CLO investment vehicles, and publicly traded debt and/or equity securities. NexPoint has extensive experience with respect to all of these asset classes, and together with its affiliates has been a pioneer in the credit and CLO space since 1993, and currently manages $15.9 billion of funds investing in such securities, as well as over $6.1 billion of funds investing in public equities. TSLX’s negative view of external management is a red herring. What really matters is cost and quality of management.

•	NexPoint plans to implement its Stockholder Loyalty Program. In the event NexPoint is appointed as the Company’s investment adviser, NexPoint plans to implement the Stockholder Loyalty Program to promote loyalty and long-term alignment of interest among the Company’s stockholders. As discussed in more detail below under the section entitled “NEXPOINT STOCKHOLDER LOYALTY PROGRAM”, NexPoint plans to provides an effective 2% gross-up of the contributions of stockholders that buy Shares through the plan administrator and hold such Shares for at least 12 months. NexPoint believes that this program is effective is promoting longer term stockholder loyalty and will help reduce the discount applicable to the Company’s current Share price, since the plan administrator purchases the applicable Shares in open market purchases when the Company’s Shares are trading at a discount.

What if I vote against the New TICC Management Advisory Agreement and withhold authority for the Board nominees, like TSLX has recommended in the TSLX Preliminary Proxy Statement?

TSLX filed a preliminary proxy statement (the “TSLX Preliminary Proxy Statement”) on September 18, 2015 in which TSLX recommends that stockholders vote against the New TICC Management Advisory Agreement and against the Company’s director nominees. If the New TICC Management Advisory Agreement is rejected and no nominees are elected, as recommended by TSLX, then in NexPoint’s opinion stockholders are left with the worst of all worlds because TICC Management would likely remain in place as the Company’s adviser and the existing Board slate would remain in place. In NexPoint’s view, TICC Management has significantly underperformed over the past year and charges fees far in excess of those that would be in place under the NexPoint proposal, as set out in further detail above. In addition, as discussed above, both NexPoint and TSLX agree that the existing Board is apparently not acting in the best interests of stockholders.

If elected, how will your nominees implement your management proposal?

In order for the Company to appoint NexPoint as its investment advisor, ultimately both the Board and the Company’s stockholders would be required to approve an investment advisory agreement between the Company and NexPoint in accordance with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Stockholders are not being asked at the Special Meeting to approve an investment advisory agreement with NexPoint. If elected, NexPoint believes its director nominees will promptly work to maximize value for stockholders. Based on NexPoint’s experience with its director nominees as directors of other public investment funds advised by NexPoint and/or its affiliates (or in the case of Mr. Swenson, his significant experience in the financial services industry), it believes that, if elected, its director nominees will work in good faith, and subject to their duties as directors, to negotiate an investment advisory agreement with NexPoint so that NexPoint could become the Company’s investment adviser. There can, however, be no assurances that NexPoint’s director nominees will appoint NexPoint as the Company’s investment adviser and any such appointment will be subject to Board approval and, ultimately, approval by the Company’s stockholders.

2 If the Company’s annual return were 8%, 9%, 14% or 20%, these estimated savings would be approximately $6.2 million, $10 million, $12.2 million or $13.7 million, respectively, each over 10 years. The estimated additional annual cost of administrative expense reimbursements under TSLX’s structure was calculated by determining the ratio of TSLX’s administrative expense reimbursements over the past 12 months to TSLX’s AUM as of June 30, 2015 and applying that percentage to the Company’s AUM as of June 30, 2015. The Company’s actual administrative expense reimbursements over the past 12 months was then deducted from that amount to arrive at an estimate of the additional annual administrative expense reimbursements that would apply under the TSLX structure. That annual amount was then used to estimate such additional administrative expense reimbursements over the next 10 years. If the Company’s annual return over this period were less than 8%-20%, these estimated savings would be lower.

PROPOSAL 1: THE COMPANY’S PROPOSAL TO APPROVE THE NEW TICC MANAGEMENT ADVISORY AGREEMENT

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to approve the New TICC Management Advisory Agreement. In the Company’s proxy statement, the Company states that at an in-person meeting on July 30, 2015 and a telephone meeting on September 2, 2015, the Board approved the New TICC Management Advisory Agreement, subject to stockholder approval.

As discussed in more detail above, NexPoint believes that it has proposed a more compelling investment advisory arrangement for the Company that creates significantly more value for stockholders and that stockholders should therefore reject the New TICC Management Advisory Agreement.

YOU ARE URGED TO VOTE AGAINST THE PROPOSAL TO APPROVE THE NEW TICC MANAGEMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND TICC MANAGEMENT.

PROPOSAL 2

ELECTION OF DIRECTORS

NexPoint has nominated a slate of six nominees for directors, because it believes that the current board of directors of the Company has failed to act in your best interests for the reasons described above.

NexPoint has nominated Dr. Bob Froehlich, John Honis, Timothy K. Hui, Ethan Powell, William M. Swenson and Bryan A. Ward (each, a “Nominee” and collectively, the “Nominees”) for election to the Board at the Special Meeting. All of the Nominees (except for Mr. Swenson) serve on the boards of other public investment funds advised by NexPoint and/or its affiliates. Dr. Froehlich and Mr. Honis are being nominated for a term expiring in 2016; Mr. Hui and Mr. Swenson are being nominated for a term expiring in 2017; and Mr. Powell and Mr. Ward are being nominated for a term expiring in 2018. The Nominees must be elected by the holders of a plurality of the Company’s outstanding Shares.

For the reasons stated above, NexPoint is seeking your support at the Special Meeting to elect the Nominees in opposition to director nominees nominated by the Board. NexPoint believes that the current Board’s actions demonstrate that its interests are inappropriately aligned with the current adviser and that the Board therefore approved the arrangement with the current adviser, TICC Management, without fully considering the interests of the Company or its stockholders. Therefore, NexPoint believes that the current Board does not have the ability to take the actions NexPoint feels are necessary in order to maximize stockholder value. Based on NexPoint’s experience with the Nominees as directors of other public investment funds advised by NexPoint and/or its affiliates (or in the case of Mr. Swenson, his significant experience in the financial services industry), it believes that the Nominees are committed to maximizing stockholder value, and that, if elected, the Nominees will work in good faith, and subject to their duties as directors, to negotiate an investment advisory agreement with NexPoint so that NexPoint could become the Company’s investment adviser. There can, however, be no assurances that the Nominees will appoint NexPoint as the Company’s investment adviser and any such appointment will be subject to Board approval and, ultimately, approval by the Company’s stockholders.

NEXPOINT’S NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of NexPoint’s Nominees.

Nominees for a term expiring in 2016:

Disinterested Persons
Name, Age, Business Address	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships/ Trusteeships Held During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Dr. Bob Froehlich (62) 504 Ridgemoor Drive Willowbrook, Illinois 60527	Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman of Deutsche Asset Management from 2002 to 2009.	The Nominee currently oversees no portfolios in the Company’s Fund Complex; the Nominee oversees 18 portfolios in the Fund Complex managed by NexPoint and/or its affiliates.	Trustee of the Highland Funds; Director of American Realty Capital Finance Trust, Inc.; Director of KC Concessions, Inc.; Trustee of Realty Capital Income Funds; Director of American Realty Capital Healthcare Trust II; Director, American Realty Capital Daily Net Asset Value Trust, Inc.; Director of American Sports Enterprise, Inc.; Director of Davidson Investment Advisors; Director of AR Capital Acquisition Corp.; Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Ozzie’s Outreach Foundation, Inc.; Chairman & Owner of Kane County Cougars Baseball Club; Advisory Board of Directors of Internet Connectivity Group, Inc.	Significant experiences in the financial industry; significant managerial and executive experience; significant experience on boards of directors, including as a member of several audit committees.

Disinterested Persons
Name, Age, Business Address	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships/ Trusteeships Held During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
John Honis3 (57) 87 Railroad Place Suite 403 Saratoga Springs, NY 12866	President of Rand Advisors, LLC since August 2013; Partner of Highland Capital Management, L.P. (“HCM”) until November 2014.	The Nominee currently oversees no portfolios in the Company’s Fund Complex; the Nominee oversees 18 portfolios in the Fund Complex managed by NexPoint and/or its affiliates.	Trustee of the Highland Funds; Director of American HomePatient, Inc.; Director of Turtle Bay Resort, LLC	Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on boards of directors.

Nominees for a term expiring in 2017:

Disinterested Persons
Name, Age, Business Address	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Nominee for Director	Other Directorships/ Trusteeships Held During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Timothy K. Hui (67) 200 Manor Avenue Langshome, PA 19047

Dean of Educational Resources since July 2012 and from July 2006 to January 2008, Vice President from February 2008 to June 2012, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Cairn University.

		The Nominee currently oversees no portfolios in the Company’s Fund Complex; the Nominee oversees 18 portfolios in the Fund Complex managed by NexPoint and/or its affiliates.	Trustee of the Highland Funds	Significant experience on boards of directors/trustees; administrative and managerial experience; legal training and practice.
William M. Swenson (58) 1 Overlook Drive Chappaqua, NY 10574	Investment banker with Citicorp, CIBC, CIT, North Sea Partners and Canaccord Genuity.	The Nominee currently oversees no portfolios in the Company’s Fund Complex.	None	Significant experience in the financial industry, particularly with respect to leveraged finance, syndicated loans, structured finance; significant managerial experience in each sector.

3 Mr. Honis is treated as a disinterested person because he ceased to be a partner of HCM in November 2014. Mr. Honis is entitled to receive aggregate severance and/or deferred compensation payments from Highland Capital of NY, Inc., an affiliated person of NexPoint, of approximately $3.4 million. Mr. Honis also serves as director of two companies, American HomePatient, Inc. and Turtle Bay Resort, LLC, which are controlled by clients of HCM, an affiliate of NexPoint. During the two years beginning January 1, 2012 and ending December 31, 2014, Mr. Honis’ aggregate compensation from American HomePatient, Inc. and Turtle Bay Resort, LLC for his services as director was $130,000.

Nominees for a term expiring in 2018:

Interested Person
Name, Age, Business Address	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex (as defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) Overseen by Nominee for Director	Other Directorships/ Trusteeships Held During Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Ethan Powell4 (40) 2189 Broken Bend Frisco, TX 75034	Trustee of NHF, Highland Funds II, Highland Funds I and Highland Special Situations Fund (“HSSF”) from June 2012 until July 2013 and since December 2013; Chief Product Strategist of NexPoint and Highland Capital Management Fund Advisors, L.P. (“HCMFA”) since 2012; Senior Retail Fund Analyst of HCM since 2007 and of HCMFA since its inception and Secretary of the Highland Funds since November 2010.	The Nominee currently oversees no portfolios in the Company’s Fund Complex; the Nominee oversees 18 portfolios in the Fund Complex managed by NexPoint and/or its affiliates.	Trustee of the Highland Funds	Significant experience in the financial industry; significant executive experience; significant administrative and managerial experience.
Disinterested Person
Bryan A. Ward (60) 3625 Rosedale Ave. Dallas, TX 75205	Senior Manager, Accenture, LLP 2014 from January 2002 until 2014; currently a private investor managing family assets	The Nominee currently oversees no portfolios in the Company’s Fund Complex; the Nominee oversees 18 portfolios in the Fund Complex managed by NexPoint and/or its affiliates.	Trustee of the Highland Funds	Significant experience on boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

4 Treated as an "interested person" of the Company, as defined in the 1940 Act due to relationship with NexPoint or its affiliates in light of NexPoint’s proposal to serve as investment adviser for the Company.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, no Nominee (i) has any position with the Company, (ii) oversees any portfolios in the Company’s Fund Complex (as defined in the Exchange Act), or (iii) is the beneficial owner of any Shares of the Company. Other than Mr. Powell, no Nominee is an “interested person” of the Company, as defined in the 1940 Act.

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) the Company, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act having the same investment adviser or principal underwriter or under the control of such investment adviser or principal underwriter, as the Company, (iii) the Company’s investment adviser or principal underwriter and (iv) any person, directly or indirectly controlling, controlled by, or under common control of the Company’s investment adviser or principal underwriter.

Since the beginning of the Company’s last two completed fiscal years, no officer of an investment adviser or principal underwriter, of the Company, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of the Company’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) the Company, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser or principal underwriter or under the control of such investment adviser or principal underwriter, as the Company, (iv) the Company’s investment adviser or principal underwriter, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of the Company’s investment adviser or principal underwriter, was or is to be a party.

The information provided above has been furnished to NexPoint by the Nominees.

There can be no assurance that the election of NexPoint’s Nominees will improve the Company’s business or otherwise enhance stockholder value or will result in the approval of an investment advisory agreement with NexPoint.

Other than as stated herein, the Nominees will not receive any compensation from NexPoint for their services as directors of the Company, nor are there any arrangements or understandings between NexPoint and any of the Nominees or any other person or persons pursuant to which the nomination described herein is to be made, other than the consent by each of the Nominees to be named in this Proxy Statement and to serve as a director of NexPoint if elected as such at the Special Meeting. None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

NexPoint does not expect that the Nominees will be unable to stand for election, but, in the event that such persons are unable to serve or for good cause will not serve, the Shares represented by the enclosed BLUE proxy card will be voted for substitute nominees. In addition, NexPoint reserves the right to nominate substitute persons if the Company makes or announces any changes to its bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying the Nominees. NexPoint also reserves the right to nominate additional persons if the Company increases the size of the Board above its existing size, increases the number of directors to be elected at the Special Meeting or calls a meeting to fill any vacancies on the Board. In any of the foregoing cases, Shares represented by the enclosed BLUE proxy card will be voted for such substitute nominees. Additional nominations made pursuant to the preceding sentences are without prejudice to the position of NexPoint that any attempt to increase the size of the current Board or to reconstitute or reconfigure the current Board constitutes an unlawful manipulation of the Company’s corporate machinery. If the Nominees or any substitute nominees nominated by NexPoint are not put up for election to the Board at the Special Meeting, Shares represented by the enclosed BLUE proxy card will be voted AGAINST the director nominees nominated by the Board.

If you give NexPoint your proxy, NexPoint will take all steps necessary and lawful to reject the New TICC Management Advisory Agreement and to elect the Nominees. Due to the complexities of corporate law, under certain circumstances, if a quorum (50% of the outstanding Shares) attends the Special Meeting, and if the Company has enough votes present to approve the New TICC Management Advisory Agreement or to elect its director nominees, such a situation could result in the New TICC Management Advisory Agreement being approved or the Company’s director nominees being elected. As such, voting your Shares at all, even if voted AGAINST the New TICC Management Advisory Agreement or FOR the Nominees, could help create a quorum which could allow the Company's proposals to be approved. If NexPoint believes that voting the proxies it receives would cause there to be a quorum and that its proposals would thereby not be approved, it may not attend the Special Meeting and may withhold all proxies in order to attempt to defeat the Company's proposals.

If NexPoint does not attend the Special Meeting, it may not vote your Shares, and your Shares may not be counted toward a quorum. If you do not believe the foregoing condition is reasonably specified, or if you unconditionally want your Shares to be represented at the Special Meeting, you should not give NexPoint your proxy.

YOU ARE URGED TO VOTE FOR THE ELECTION OF NEXPOINT’S NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL 3: THE COMPANY’S PROPOSAL TO ADJOURN THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

According to the Company’s proxy statement, in the event that a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the Company’s proposals, the Company may propose to adjourn the Special Meeting to permit further solicitation of proxies in favor of the Company’s other proposals. Because, for the reasons discussed above, NexPoint believes the Company’s proposals should be rejected, NexPoint believes any such proposal by the Company to adjourn the Special Meeting to permit further solicitation in favor of such proposal should also be rejected.

YOU ARE URGED TO VOTE AGAINST ANY PROPOSAL to adjourn the special meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval.

NexPoint is not aware of any other proposals to be brought before the Special Meeting. However, NexPoint intends to bring before the Special Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this Proxy Statement. Should other matters, which NexPoint is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as a proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting. Holders of Common Stock are entitled to one vote per Share on all business of the Special Meeting including any adjournment or postponement thereof.

Stockholders, including those who expect to attend the Special Meeting, are urged to vote their Shares today by following the instructions for voting detailed on the enclosed BLUE proxy card.

Authorized proxies will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the approval of the New TICC Management Advisory Agreement, FOR the election of NexPoint’s Nominees and AGAINST the adjournment of the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval.

NexPoint is asking you to vote AGAINST the approval of the New TICC Management Advisory Agreement, FOR the election of NexPoint’s Nominees and AGAINST the adjournment of the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval. The enclosed BLUE proxy card may only be voted for NexPoint’s Nominees and does not confer voting power with respect to the Company’s nominees. Stockholders should refer to the Company’s proxy statement for the names, backgrounds, qualifications and other information concerning the Company’s nominees. The participants in this solicitation intend to vote all of their Shares for the election of NexPoint’s Nominees and will not vote their Shares in favor of any of the Company’s director nominees.

QUORUM; ADJOURNMENT

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as Shares present for quorum purposes. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as Proposals 1, 2 and 3, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your Shares will not be counted as present for purposes of meeting the quorum requirement. As of the Record Date, according to the Company’s proxy statement, there were 59,987,986 Shares outstanding and entitled to vote thereon. Thus, according to the Company’s proxy statement, 29,993,994 Shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

If a quorum is not present at the Special Meeting, the stockholders who are represented at the Special Meeting may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment.

VOTES REQUIRED FOR APPROVAL

Vote required to approve a new investment advisory contract. The approval of the New TICC Management Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Company. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares present at the meeting or represented by proxy if the holders of 50% of the outstanding shares are present at the Special Meeting or represented by proxy or (b) more than 50% of the outstanding voting shares.

Vote required for the election of directors. According to the Company’s proxy statement, the election of a director requires a plurality of all the votes cast either in person or by proxy at the Special Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon). Each Share entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your Shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions will have no effect on the election of directors except that they will count for quorum purposes.

Vote required for the adjournment of the Special Meeting in the event that a quorum is present and the Company’s proposals do not receive sufficient votes for approval. According to the Company’s proxy statement, approval of the adjournment of the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval, requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Abstentions will have the effect of a vote against this proposal.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies (i) by delivering a later−dated proxy, or by delivering a written notice of revocation at any time prior to 12:00 a.m. Eastern Time, on October 27, 2015 or (ii) by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). The delivery of a later−dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to NexPoint in care of D.F. King at 48 Wall Street, New York, NY, 10005 or to the Company, c/o Computershare, 250 Royall Street, Canton, MA 02021, telephone: 1-800-652-8683, website: www.envisionreports.com/TICC. Although a revocation is effective if delivered to the Company, NexPoint requests that either the original or photostatic copies of all revocations be mailed to NexPoint in care of D.F. King at the above address so that NexPoint will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares. Additionally, D.F. King may use this information to contact stockholders who have revoked their proxies in order to solicit later−dated proxies for the election of the Nominees and approval of other proposals described herein.

If you hold Shares through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions

IF YOU WISH TO VOTE AGAINST THE APPROVAL OF THE NEW TICC MANAGEMENT ADVISORY AGREEMENT, FOR THE ELECTION OF THE NEXPOINT NOMINEES TO THE BOARD OR AGAINST THE adjournment of the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval, PLEASE VOTE YOUR SHARES AS DESCRIBED HEREIN.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by NexPoint. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

NexPoint has entered into an agreement with D.F. King for solicitation and advisory services in connection with this solicitation, for which D.F. King will receive a fee not to exceed $150,000, plus $5 per telephone solicitation ,together with reimbursement for its reasonable out−of−pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. D.F. King will solicit or will request proxies from individuals, brokers, banks, bank nominees and other institutional holders. NexPoint has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. NexPoint will reimburse these record holders for their reasonable out−of−pocket expenses in so doing. It is anticipated that D.F. King will employ approximately 50 persons to solicit the Company’s stockholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by NexPoint. Costs of this solicitation of proxies are currently estimated to be approximately $385,000. NexPoint estimates that through the date hereof, its expenses in connection with this solicitation are approximately $[●].

OTHER PARTICIPANT INFORMATION

NexPoint and each Nominee is a participant in this solicitation. None of the Nominees directly owns any Shares.

For information regarding purchases and sales of securities of the Company during the past two years by NexPoint, see Schedule I to this Proxy Statement.

Except as set forth in this Proxy Statement (including the Schedule hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his/her/its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his/her/its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including the participants in this solicitation, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on at the Special Meeting. There are no material proceedings to which any of the participants in this solicitation or any of their associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the participants in the solicitation, none of the events enumerated in Item 401(f)(1)−(6) of Regulation S−K of the Exchange Act, as amended, occurred during the past five years.

Except as set forth in this Proxy Statement there are no arrangements or understandings between NexPoint and the Nominees or any other participant in this solicitation.

A representative of NexPoint intends to appear in person or by proxy at the Special Meeting to nominate Nominees for election to the Board.

OTHER MATTERS AND ADDITIONAL INFORMATION

NexPoint is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which NexPoint is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the person named as a proxy on the enclosed BLUE proxy card will vote on such matters in their discretion.

NexPoint has omitted from this Proxy Statement certain disclosures that are contained in the Company's proxy statement and in TSLX’s proxy statement. These disclosures include, among other things, biographical information on the Company’s and TSLX’s directors and executive officers, compensation paid to the Company’s directors and executive officers, the dollar range of Shares owned by directors of the Company, information on committees of the Board, information concerning the Company’s independent registered public accounting firm and information relating to the Company’s nominees for director, TICC Management and the New TICC Management Advisory Agreement. Stockholders should refer to the Company’s proxy statement and TSLX’s definitive proxy statement (when available) in order to review these disclosures. NexPoint does not make any representation or take any responsibility as to the accuracy or completeness of the information contained in the Company’s proxy statement or TSLX’s proxy statement.

The information concerning the Company and TSLX contained in this Proxy Statement and the Schedule attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although NexPoint has no knowledge that would indicate that statements relating to the Company or TSLX contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date, NexPoint has not had access to the full books and records of the Company or of TSLX, was not involved in the preparation of such information and statements, and is not in a position to verify any such information or statements.

NexPoint, together with its affiliates, currently manages approximately $22 billion in net assets and believes that its core competences are squarely within the Company's investment strategy.  NexPoint is affiliated, through common ownership, with Highland Capital Management, L.P. ("Highland"), and shares personnel and other resources with Highland.  Highland (together with its affiliates) is one of the world's most experienced alternative credit managers, tested by numerous credit cycles, specializing in credit strategies, such as a broad range of leveraged loans, high yield bonds, direct lending, public and private equities and CLOs.  Highland also offers alternative investment-oriented strategies, including asset allocation, long/short equities, real estate and natural resources.  If NexPoint is retained by the Company as its investment adviser, the Company will have access to all of Highland's capabilities and expertise.

NEXPOINT STOCKHOLDER LOYALTY PROGRAM

In the event NexPoint becomes the Company’s adviser, NexPoint plans to implement its Stockholder Loyalty Program to promote loyalty and long-time alignment of interests among the Company’s stockholders as follows. Under this program, NexPoint plans to offer an incentive to stockholders that buy and hold the Company’s Shares for a period of at least twelve months through its Stockholder Loyalty Program. To participate in the Stockholder Loyalty Program, existing stockholders must open an account (the “Account”) with the Stockholder Loyalty Program’s administrator, AST. Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, NexPoint will make a corresponding contribution to create an effective 2% gross up of the participant’s contributions. More specifically, NexPoint’s contribution will be for 2% of the total contributed by the participant. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, NexPoint will make a corresponding contribution of $200, or 2% of the total $10,000, to purchase additional Shares for the participant (the “Bonus Shares”). In addition, Stockholder Loyalty Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Stockholder Loyalty Program. NexPoint will bear the costs of brokerage fees in connection with the Stockholder Loyalty Program out of its own profits.

All dividends received on Shares that are purchased under the Stockholder Loyalty Program will be automatically reinvested through the Stockholder Loyalty Program. A participant’s interest in a dividend paid to the holder of a vested Share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of Shares that were purchased with a participant’s contributions, NexPoint will make a corresponding contribution to the amount of the reinvested dividend to create an effective 2% gross up of the dividend amount.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The materials in this Proxy Statement contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “opportunity,” “estimate,” “plan” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations speak only as of the date of this Proxy Statement and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of NexPoint. Although NexPoint believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of this Proxy Statement, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. NexPoint will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

NEXPOINT ADVISORS, L.P.

September [●], 2015

SCHEDULE I

Purchases and sales in the Common Stock of TICC by NexPoint during the past two years5

Transaction	Quantity of Shares	Date	Price per Share ($)
Buy	100	8/17/2015	6.68

5 As discussed in this Proxy Statement, if NexPoint is appointed as the Company’s investment adviser, it intends to make an investment of at least $20 million in the Company’s common stock in open market transactions in the first 12 months following appointment. At the closing market price of September 18, 2015 of $6.95 per Share, NexPoint’s $20 million of Shares would represent approximately 2.88 million Shares, or approximately 4.8% of all outstanding Shares.

PRELIMINARY COPY—SUBJECT TO COMPLETION

PLEASE VOTE TODAY!

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please vote your Shares by following the instructions on the BLUE voting form provided by your broker or bank. NexPoint urges you to confirm in writing your instructions to NexPoint in care of D.F. King at the address provided below so that NexPoint will be aware of all instructions given and can attempt to ensure that such instructions are followed.

D.F. King & Co., Inc.

48 Wall Street

New York, NY  10005

Stockholders Call Toll−Free at: 866-416-0556

Banks and Brokers Call Collect at: 212-269-5550

Email: TICC@dfking.com

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

BLUE PROXY CARD

TICC CAPITAL CORP.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF NEXPOINT ADVISORS, L.P.

THE BOARD OF DIRECTORS OF TICC CAPITAL CORP. IS NOT SOLICITING THIS PROXY

The undersigned appoints Matt Jameson and [●] as the undersigned’s attorney and agent with full power of substitution to vote, acting together or separately, all shares of common stock of TICC Capital Corp. (the “Company”), which the undersigned would be entitled to vote if personally present at the special meeting of stockholders scheduled to be held on October 27, 2015, at 10:00 a.m., Eastern time, at the offices of Sutherland Asbill & Brennan LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Company (the “Special Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. All properly executed proxies will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Special Meeting. Mark each vote with an X in the box.

In the absence of specific instructions, THIS PROXY will be voted AGAINST the approval of the New TICC MANAGEMENT Advisory Agreement IN PROPOSAL 1, FOR the election of NexPoint’s Nominees IN PROPOSAL 2 AND AGAINST THE adjournment of the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval IN PROPOSAL 3.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

TICC CAPITAL CORP.

SOLICITATION OF PROXIES BY NEXPOINT ADVISORS, L.P.

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of the common stock of TICC Capital Corp. for the upcoming Special Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY

TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE

BLUE PROXY CARD

NEXPOINT ADVISORS, L.P., (“NEXPOINT”) URGES A VOTE AGAINST PROPOSAL NO. 1, FOR PROPOSAL NO. 2 AND AGAINST PROPOSAL NO. 3.

Proposal No. 1: The Company’s proposal to approve a new investment advisory agreement between the Company and TICC Management, LLC, the Company’s current investment advisor.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Proposal No. 2: NexPoint’s proposal to elect its slate of director nominees, each of whom will serve as director of the Company for the term specified in the attached proxy statement.

Nominees: (01) Dr. Bob Froehlich (02) John Honis (03) Timothy K. Hui (04) William M. Swenson (05) Ethan Powell (06) Bryan A. Ward	FOR [ ] [ ] [ ] [ ] [ ] [ ]	WITHHOLD AUTHORITY [ ] [ ] [ ] [ ] [ ] [ ]

Proposal No. 3: The Company’s proposal to adjourn the Special Meeting in the event that a quorum is present and the Company’s proposals did not receive sufficient votes for approval.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This Proxy will be voted as directed and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Special Meeting or any postponements or adjournments thereof.

DATE:	SIGNATURE:	SIGNATURE (IF	TITLE:
HELD JOINTLY):

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.